UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2023, (July 31, 2023)

AERKOMM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55925	46-3424568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44043 Fremont Blvd., Fremont, CA 94538
(Address of principal executive offices)

(877) 742-3094
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2023, Aerkomm Inc., a publicly traded Nevada Corporation (the “Company”) entered into a share purchase agreement (the “Share Purchase Agreement”) with Mesh Technology Taiwan Limited (“Mesh Tech”) and Mixnet Technology Limited (“Mixnet”). Mesh Tech is a Taiwan based company that creates products to accelerate data transfer and distribution across different geographical locations through its hybrid CDN technology.

Pursuant to the terms of the Share Purchase Agreement, the Company will acquire all of the outstanding capital stock of Mesh Tech and Mixnet. The shares of Mesh Tech will be held through Mixnet, a Seychelles organized company. As consideration for this acquisition the Company will issue to the shareholders of Mesh Tech (the “Sellers”) 7,000,448 shares of its common stock (the “Consideration Shares”) valued at approximately $2.36 per share for an aggregate valuation of $16,500,000. The Company has agreed to register the Consideration Shares for resale under a Form S-1 registration statement (the “Resale Registration Statement”) and the Sellers have given the Chief Executive Officer of the Company an irrevocable proxy to vote the Consideration Shares on behalf of the Sellers until the Consideration Shares are sold through the Resale Registration Statement.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement, a copy of which is attached as exhibit 10.1 hereto and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the discussion in Item 1.01 above which is incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Share Purchase Agreement dated July 31, 2023 by and among Aerkomm Inc., Mesh Technology Taiwan Limited and Mixnet Technology Limited.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2023	AERKOMM INC.

/s/ Louis Giordimaina
	Name:	Louis Giordimaina
	Title:	Chief Executive Officer

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